MASTER SERVICES AGREEMENT
by and between
CORELOGIC SOLUTIONS, LLC
and
DELL MARKETING, L.P.
July 19, 2012

AMENDMENT NO. 1
October 23, 2012

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside either Party without the prior written permission of the other Party.

Exhibit 10.85 - Amendment No. 1 to Master Services Agreement

AMENDMENT NO. 1 TO
MASTER SERVICES AGREEMENT
This Amendment No. 1 to the Master Services Agreement (this “Amendment”) is entered into effective as of October 23, 2012 (the “Amendment Effective Date”) by and between Dell Marketing, L.P. (“Supplier”) and CoreLogic Solutions, LLC (“CoreLogic”).
WHEREAS, CoreLogic and Supplier are parties to an MSA and Supplement A, each dated as of July 19, 2012; and
WHEREAS, CoreLogic and Supplier (collectively, the “Parties” and each, a “Party”) desire to enter into this Amendment to modify the terms of the Agreement.
NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS. Capitalized terms used in this Amendment but not defined herein shall have the meanings given in the Agreement.

2.	AGREEMENT AMENDMENTS.

2.1	Restatement of Annexes and Schedules.
Schedule 8 (Rules, Procedures and Policies) to the MSA is hereby stricken in its entirety and replaced with the Schedule 8 attached to this Amendment.

2.2	Deletion of Schedules. The following Schedules to the MSA are hereby stricken in their entirety:

a.	Schedule 8.1 (Information Security Policy Set), including its sub-Schedules:
Schedule 8.1.1    Information Security Organization
Schedule 8.1.2    Securing and Accessing Systems
Schedule 8.1.3    Personnel and Facilities
Schedule 8.1.4    Detecting and Responding to Incidents
Schedule 8.1.5    Secure Application Development
Schedule 8.1.6    Planning for Business Continuity
Schedule 8.1.7    Information Privacy
Schedule 8.1.8    Password Management Policy
Schedule 8.1.9    Acceptable Use Policy
Schedule 8.1.10    Application Vulnerability Assessment Standard
Schedule 8.1.11    Change Management Standard
Schedule 8.1.12    Information Security Standard
Schedule 8.1.13    NIST Standard
Schedule 8.1.14    PCI/EI3PA Standard
Schedule 8.1.15    Sensitive Data Standard
Schedule 8.1.16    Facilities Access Standard
Schedule 8.1.17    Clean Desk Standard

b.	Schedule 8.2 (Compliance Policy Set), including its sub-Schedules:
Schedule 8.2.1    Vendor Risk Management Policy
Schedule 8.2.2    Vendor Risk Management Standard

3.	GENERAL.

3.1	Governing Law. This Amendment shall be governed by and construed in accordance with the terms set forth in Section 19.4 of the MSA.

3.3	Headings. The article and section headings and the table of contents used herein are for reference and convenience only and will not be considered in the interpretation of this Amendment.

3.	Counterparts. This Amendment may be executed in several counterparts, all of which taken together will constitute one single agreement between the Parties.

3.4	Full Force and Effect. Except to the extent hereby amended, the Agreement shall remain in full force and effect and is hereby ratified and affirmed by the Parties.

SIGNATURE PAGE FOLLOWS

CoreLogic: CORELOGIC SOLUTIONS LLC By: Name: Title: Date:	Supplier: DELL MARKETING L.P. By: Name: Title: Date:

MASTER SERVICES AGREEMENT
between
CORELOGIC SOLUTIONS, LLC
and
dell marketing l.p.
July 19, 2012

SCHEDULE 8
RULES, PROCEDURES AND POLICIES

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside your company without the prior written permission of CoreLogic and Dell.

Schedule 8
Rules, Procedures and Policies

1.	Introduction

1.1
Agreement. This Schedule 8 (this “Schedule”) is attached to and incorporated by reference in that certain Master Services Agreement by and between CoreLogic and Supplier dated July 19, 2012 (the “MSA”).

1.2	References. All references in this Schedule to articles, sections and attachments shall be to this Schedule, unless another reference is provided.

1.3
Definitions. Terms used in this Schedule with initial capitalized letters but not defined in this Schedule shall have the respective meanings set forth in Schedule 1 to the MSA or the other Schedules to the MSA.

2.RULES, PROCEDURES AND POLICIES

The CoreLogic Rules and CoreLogic Policy Sets as of the Effective Date consist of the following policies and procedures set forth in this Section 2.

(a)	The “Information Security Policy Set” shall include the then-current versions of the following documents.

Policy 1 - Information Security Organization
Policy 2 - Classifying and Handling Information
Policy 3 - Securing and Accessing Systems
Policy 4 - Personnel and Facilities
Policy 5 - Detecting and Responding to Incidents
Policy 6 - Secure Application Development
Policy 7 - Planning for Business Continuity
Policy 8 - Information Privacy
Policy 9 - Password Management Policy
Policy 10 - Acceptable Use Policy
Application Vulnerability Assessment Standard
Change Management Standard
Information Security Standard
NIST Standard
PCI/EI3PA Standard
Sensitive Data Standard
Facilities Access Standard
Clean Desk Standard

(b)	The “Compliance Policy Set” shall include the then-current versions of the following documents.

Vendor Risk Management Policy
Vendor Risk Management Standard